Tradr 1X Short Innovation Daily ETF

(Ticker Symbol: SARK)

A series of Investment Managers Series Trust II (the “Trust)

Supplement dated December 17, 2025, to the currently effective

Statement of Additional Information (“SAI”).

Effective immediately, the Tradr 1X Short Innovation Daily ETF (the “Fund”) has adopted a non-fundamental policy with respect to its acquisition of securities of other funds. Accordingly, effective immediately, the following is added as a non-fundamental policy under the heading entitled “Investment Restrictions” beginning on page B-38 of the SAI:

With respect to the Tradr 1X Short Innovation Daily ETF, to the extent the Fund is an “acquired fund” in a fund of funds arrangement relying on Rule 12d1-4 under the 1940 Act, the Fund will limit its acquisition of securities of investment companies and companies that would be investment companies under the 1940 Act but for the exclusion from the definition of investment company in Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to an aggregate amount that does not exceed 10% of the Fund’s total assets (measured immediately after acquisition); provided that such limitation shall not apply to investments by the Fund in: (a) another fund as part of a master-feeder structure in reliance on Section 12(d)(1)(E) of the 1940 Act (master feeder arrangements); (b) money market funds in reliance on Rule 12d1-1 under the 1940 Act; (c) a wholly owned and controlled subsidiary of the Fund; (d) securities received as a dividend or as a result of a plan of reorganization of a company; or (e) securities of another fund received pursuant to an interfund lending arrangement permitted by an exemptive order issued by the SEC.

Please retain this Supplement with your records.